UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

DISC MEDICINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39438	85-1612845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street Suite 101
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 674-9274

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2025, Disc Medicine, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted on the four proposals set forth below, each of which is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 24, 2025 (the "Proxy Statement"). The final voting results are set forth below.

Proposal 1 - Election of Class II Director Nominees

The stockholders of the Company elected Georges Gemayel, Ph.D., Mark Chin, M.S., M.B.A. and Liam Ratcliffe, M.D., Ph.D. as Class II directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2028 and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the Class II directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Georges Gemayel, Ph.D.	30,122,499	920,582	1,076,876
Mark Chin, M.S., M.B.A.	30,847,995	195,086	1,076,876
Liam Ratcliffe, M.D., Ph.D.	26,803,620	4,239,461	1,076,876

Proposal 2 - Approval, on a Non-Binding, Advisory Basis, of the Compensation Paid to the Company's Named Executive Officers

The stockholders of the Company approved, on a non-binding, advisory basis, the compensation paid to the Company's named executive officers as described in the Proxy Statement. The results of the stockholders’ vote with respect to the approval, on a non-binding, advisory basis, of the compensation paid to the Company's named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
30,801,342	235,453	6,286	1,076,876

Proposal 3 - Recommendation, by a Non-Binding Advisory Vote, of the Frequency of Future Advisory Votes on the Compensation Paid to the Company's Named Executive Officers

The stockholders of the Company recommended, on a non-binding, advisory basis, that future advisory votes to approve the compensation paid to the Company's named executive officers be held every year. The results of the stockholders’ vote with respect to the recommendation, on a non-binding, advisory basis, of the frequency of future advisory votes on the compensation paid to the Company's named executive officers were as follows:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
30,860,482	424	176,183	5,992	1,076,876

After taking into consideration the foregoing voting results and the board of directors' prior recommendation in favor of holding future advisory stockholder votes on the compensation of the Company’s named executive officers every year, the board of directors has determined that the Company will hold advisory stockholder votes on the compensation of the Company’s named executive officers every year, until the earlier of (i) the next required advisory stockholder vote on the frequency of an advisory vote on the compensation of the Company’s named executive officers, which is currently expected to be held at the Company's 2031 annual meeting of stockholders; or (ii) such date that the board of directors decides to hold the next advisory stockholder vote on the frequency of an advisory vote on the compensation of the Company’s named executive officers.

Proposal 4 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Withheld
32,117,099	2,370	488

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date:	June 13, 2025	By:	/s/ John Quisel, J.D., Ph.D.
Name: John Quisel, J.D., Ph.D. Title: President and Chief Executive Officer